UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 29, 2009

(date of earliest event reported)

VASCULAR SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605

Minnesota	41-1859679
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 Sycamore Court

Minneapolis, Minnesota 55369

(Address of principal executive offices, including zip code)

(763) 656-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 29, 2009 AngioDynamics, Inc. (“AngioDynamics”) filed a lawsuit against Vascular Solutions, Inc. (“Vascular Solutions”) in the United States District Court for the District of Delaware, alleging that Vascular Solutions has infringed U.S. Patent No. 7,273,478 and U.S. Patent No. 7,559,329 by making, using and selling Vari-Lase® products, including its Bright Tip fibers and procedure kits. AngioDynamics has requested injunctive relief and compensatory damages. Vascular Solutions believes that its Vari-Lase products do not infringe any valid AngioDynamics patent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCULAR SOLUTIONS, INC.

By:	/s/ Howard Root
Howard Root Chief Executive Officer

Date:  July 30, 2009